EXHIBIT 10

                           RESTRICTED STOCK AGREEMENT

RESTRICTED STOCK AGREEMENT (the "Agreement"), dated as of March 1, 2005 (the "Grant Date"), between HEALTHSOUTH CORPORATION, a Delaware corporation (the "Corporation"), and the other party signatory hereto (the "Director").

WHEREAS, upon the terms and subject to the conditions hereinafter set forth, the Corporation desires to compensate the Director in recognition of the outstanding service to the Corporation of such Director through the granting to the Director of restricted shares of common stock of the Corporation, par value $0.01 per share (the "Restricted Stock").

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1. Grant of Restricted Stock. Subject to the terms, conditions and restrictions set forth in this Agreement, the Corporation hereby grants to the Director, effective as of the Grant Date, 26,270 shares of Restricted Stock having a value of $150,000. The Restricted Stock shall be fully paid and nonassessable and shall be represented by a certificate or certificates registered in the name of the Director or an appropriate entry in the stock records of the Corporation maintained by its transfer agent. Any such certificate(s) registered in the name of the Director and any such stock book entry account shall bear a legend or other appropriate designation referring to the restrictions hereinafter set forth.

2. Restrictions on Transfer of Restricted Stock. In addition to such other terms, conditions and restrictions on Restricted Stock contained herein, all Restricted Stock shall be subject to the following restrictions:

                  (a) No shares of Restricted Stock shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until they become vested pursuant to Section 3 below and the holding period set forth in Section 3(c) below has expired. The period during which such restrictions are applicable is referred to as the "Restricted Period."

                  (b) Except as set forth in Section 3 below, if a recipient ceases to be a director of the Corporation within the Restricted Period for any reason, the shares of Restricted Stock that have not become fully vested shall be forfeited by the holder and cancelled by the Corporation.

                  (c) Notwithstanding subparagraphs (a) and (b) above, the Board may, in its discretion, either at the time that shares of Restricted Stock are awarded or at any time thereafter, waive the restrictions on transfer and forfeiture provisions of any Restricted Stock upon the occurrence of any of the events described in this
         Section 2 or remove or modify any part or all of the restrictions.

3. Vesting of Restricted Stock; Holding Period. (a) On March 1 of each year following the Grant Date, one-third of the number of shares of Restricted Stock specified in this Agreement shall become nonforfeitable on a cumulative basis until all of the shares of Restricted Stock have become nonforfeitable, subject to the Director's remaining in the continuous service as a director of the Corporation as determined by the Board.

                  (b) Notwithstanding the provisions of Section 3(a), all of the shares of Restricted Stock shall immediately become nonforfeitable in the event of (i) a Change in Control (as defined below), or (ii) the Director's death, Director Retirement, or Director Disability (each as defined below) while in the continued service as a director of the Corporation. Notwithstanding the provisions of this Section 3(b), if any Director ceases to serve as a director by reason of Director Misconduct (as defined below) during the course of such Director's term, the Director's rights to any shares of Restricted Stock shall be forfeited as of such date.


                  (c) Except as set forth below, the restrictions on transfers of the Restricted Stock shall apply during the course of the Director's term and for a period of twelve months thereafter. Notwithstanding the foregoing, the restrictions on transfers of the Restricted Stock granted hereunder cease automatically (in the event
         (i) a Change in Control of the Corporation occurs, or (ii) the recipient ceases to serve as a director of the Corporation due to his or her death, Director Disability, or Director Retirement.


                  (d) A "Change in Control" shall be deemed to have occurred if:

                           (i) the acquisition (other than from the
                  Corporation) by any person, entity or "group" (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, but excluding, for this purpose, the Corporation or its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries which acquires beneficial ownership of voting securities of the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 25% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Corporation's then-outstanding voting securities entitled to vote generally in the election of directors; or

                           (ii) individuals who, as of January 1, 2004,
                  constitute the Board of Directors (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any person becoming a director subsequent to such date whose election, or nomination for election, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation) shall be, for purposes of this Section 3(d), considered as though such person were a member of the Incumbent Board; or

                           (iii) consummation of a reorganization, merger,
                  consolidation or share exchange, in each case with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger, consolidation or share exchange do not, immediately thereafter, own more than 75% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, consolidated or other surviving entity's then-outstanding voting securities, or approval by the stockholders of the Corporation of a liquidation or dissolution of the Corporation or consummation of the sale of all or substantially all of the assets of the Corporation.

                  (e) As used herein, "Director Disability" means that the Director (i) has established to the satisfaction of the Board that the Director is unable to perform his or her duties as a member of the Board by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months and (ii) has satisfied any requirement imposed by the Committee in regard to evidence of such disability.

                  (f) As used herein, "Director Misconduct" means the occurrence of any one or more of the following (i) the willful and continued failure by a Director to substantially perform his or her duties (other than any such failure resulting from Director Disability, death or Director Retirement), after a written demand for substantial performance is delivered by the Board to the Director that specifically identifies the manner in which the board believes that the Director has not substantially performed his or her duties, and the Director has failed to remedy the situation within thirty (30) calendar days of receiving such notice or (ii) an Director's conviction for committing an act of fraud, embezzlement, theft or another act constituting a felony or a crime involving moral turpitude or (iii) substantial dependence or addiction to any drug illegally taken or to alcohol that is in either event materially and demonstrably injurious to the Corporation or (iv) the engaging by a Director in gross misconduct materially and demonstrably injurious to the Corporation. No act or failure to act, on a Director's part shall be considered "willful:" unless done, or omitted to be done, by the Director not in good faith and without reasonably belief that his action or omission was in the best interest of the Corporation. Director Misconduct shall be determined by the Board in exercise of good faith and reasonably judgment.

                  (g) As used herein, "Director Retirement" means mandatory retirement from service as a member of the Board pursuant to the Corporation's policies.

4. Forfeiture of Restricted Stock. Subject to Section 3, and except as the Board may determine on a case-by-case basis, any shares of Restricted Stock that have not theretofore become nonforfeitable shall be forfeited if the Director ceases continuous service as a director of the Corporation at any time prior to the applicable vesting date. In the event of a forfeiture, the certificate(s) or stock book entry account representing the shares of Restricted Stock shall be cancelled.

5. Voting and Dividend Rights. Except as otherwise provided herein, the Director shall have all of the rights of a stockholder with respect to the shares of Restricted Stock, including the right to vote such shares and receive any dividends that may be paid thereon.

6. Retention of Stock Certificate(s) by the Corporation. Any certificate(s) representing the Restricted Stock shall be held in custody by the Treasurer of the Corporation for the account of the Director, together with a stock power endorsed in blank by the Director with respect thereto, until those shares have become nonforfeitable in accordance with Section 3. The Director shall deliver to the attention of the Treasurer at the Corporation's home office such stock power, endorsed in blank, relating to any certificated Restricted Stock simultaneously with the execution of this Agreement or as requested hereafter. Any certificate(s) for shares of unrestricted stock shall be delivered to the Director as soon as reasonably practicable after the period of forfeiture has expired without forfeiture in respect of such shares of Restricted Stock.

7. No Rights to Grants or Continued Employment. Nothing contained in this Agreement shall confer upon the Director any right to be retained in the service as a director of the Corporation, nor limit or affect in any manner the right of the Corporation to remove the Director as permitted by the Corporation's governing documents and applicable law.

8. Taxes and Withholding. (a) The Corporation shall have the right to deduct from payments of any kind otherwise due to the recipient of Restricted Stock any federal, state or local taxes of any kind required or permitted by law to be withheld or paid with respect to any shares issued hereunder or upon the expiration or termination of the Restricted Period relating to the Restricted Stock. Subject to the prior approval of the Corporation, the Director may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the expiration or termination of the Restricted Period relating to the Restricted Stock or (ii) by delivering to the Corporation shares of Common Stock already owned by the Director. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date of such deduction. If the Director has made an election pursuant to this Section 8, his withholding obligation may only be satisfied with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

                  (b) If the Director elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded hereunder, the Corporation will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date on which the Restricted Stock is awarded.

9. Securities Compliance. The Corporation shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Corporation shall not be obligated to issue any restricted or unrestricted common stock or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

                  (a) Exemption from Registration. The Restricted Stock has not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and is being issued to the Director in reliance upon the exemption from such registration provided by Section 4(2) of the 1933 Act.

                  (b) Restricted Securities. The Director hereby confirms that he or she has been informed that the shares of Restricted Stock are restricted securities under the 1933 Act and may not be resold or transferred unless such shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, the Director hereby acknowledges that he or she is prepared to hold the Restricted Stock for an indefinite period and that the Director is aware that Rule 144 promulgated by the Securities and Exchange Commission is not presently available to exempt the resale of the Restricted Stock from the registration requirements of the 1933 Act. The Director is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. The Director understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three-month period not exceeding specified limitations. The Director acknowledges and understands that the Corporation may not be satisfying the current public information requirement of Rule 144 at the time the Director wishes to sell the Restricted Stock or other conditions under Rule 144 which are required of the Corporation. If so, the Director understands that Director will be precluded from selling the securities under Rule 144 even if the one-year holding period of said Rule has been satisfied. Prior to the Director's acquisition of the Restricted Stock, the Director acquired sufficient information about the Corporation to reach an informed knowledgeable decision to acquire the Restricted Stock. The Director has such knowledge and experience in financial and business matters as to make the Director capable of utilizing said information to evaluate the risks of the prospective investment and to make an informed investment decision. The Director is able to bear the economic risk of his or her investment in the Restricted Stock. The Director agrees not to make, without the prior written consent of the Corporation, any public offering or sale of the Restricted Stock although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until all applicable conditions and requirements of the Rule (or registration of the Restricted Stock under the 1933 Act) and this Agreement have been satisfied.

                  (c) Restrictive Legends. In order to reflect the restrictions on disposition of the Restricted Stock, the stock certificates for the Restricted Stock will be endorsed with a restrictive legend, in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THEY MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (1) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR EVIDENCE SATISFACTORY TO THE CORPORATION OF AN EXEMPTION THEREFROM, AND (2) IN COMPLIANCE WITH THE DISPOSITION PROVISIONS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT IMPOSES CERTAIN RESTRICTIONS IN CONNECTION WITH THE DISPOSITION OF THE SHARES. THE SECRETARY OF THE CORPORATION WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

         If required by the authorities of any state in connection with the issuance of the shares, the legend or legends required by such state authorities will also be endorsed on all such certificates.

10. Waiver. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

11. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

12. Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Agreement.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.







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IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by two of its duly authorized officers and the Director has executed this Agreement, both as of the Grant Date.

                                    HEALTHSOUTH CORPORATION



                                    By:_____________________________________
                                       Name:
                                       Title:



                                    DIRECTOR



                                    By:_____________________________________
                                       Director Name:
                                       Address: